Date		Store				Billing address	Shipping address
Contact/Buyer		Order Number			Cust Code

Nano Product	Selling Price	Retail Pac Sell Price	Uni	Expected Delivery	Ordered
Essential D (Vitamin D3 nanoemulsion)						Buyer Signature
WartsX
V-Cleanzz
Cleanezze 60						Agent
Cleanezze 250

EastGate Pharmaceuticals Inc, 488 Champagne Dr,
North York, ON, M3J 2T9, Canada 1 800 439 2981

Notes: